UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ] Preliminary Proxy Statement

[    ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[    ] Definitive Additional Materials

[    ] Soliciting Material under Rule 14a-12

JEWETT-CAMERON TRADING COMPANY LTD.
Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.

Title of each class of securities to which transaction applies:

N/A

2.

Aggregate number of securities to which transaction applies:

N/A

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

4.

Proposed maximum aggregate value of transaction:

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5.

Total fee paid:

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.

Amount Previously Paid:

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2.

Form, Schedule or Registration Statement No.:

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3.

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4.

Date Filed:

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JEWETT-CAMERON TRADING COMPANY LTD.
P.O. Box 1010
North Plains, Oregon   97133 USA
Telephone (503) 647-0110
Facsimile (503) 647-2272

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON JANUARY 12, 2009

The 2009 Annual General Meeting of Shareholders of Jewett-Cameron Trading Company Ltd. (the "Company") will be held at 10:00 a.m. Pacific Standard Time on Monday, January 12, 2009, at Suite 700 – 401 West Pender Street, Vancouver, British Columbia, V6B 5A1, for the following purposes:

1.

To receive the audited financial statements of the Company for the year ended August 31, 2008 and the report of the auditors thereon;

2.

To fix the number of directors at four;

3.

To elect directors for the ensuing year;

4.

To appoint Davidson & Company, Chartered Accountants, as auditors of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration.

5.

To confirm, ratify and approve all actions of the directors and officers carried out on behalf of the Company during the preceding year;

6.

To consider any permitted amendment to or variation of any matter identified to any matter identified in this Notice; and

7.

To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

DATED at Vancouver, British Columbia, this 16th day of December, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Donald M. Boone

Donald M. Boone

President and director

The Proxy Statement and Information Circular dated December 15, 2008, form of Proxy and Annual Report on Form 10K accompany this Notice.  The Proxy Statement and Information Circular contains details of matters to be considered at the Meeting.

A shareholder who is unable to attend the Meeting in person and who wishes to ensure that such shareholder's shares will be voted at the Meeting is requested to complete, date and sign the enclosed form of Proxy, or another suitable form of Proxy, and deliver it by fax, by hand or by mail in accordance with the instructions set out in the form of Proxy and in the Information Circular.

JEWETT-CAMERON TRADING COMPANY LTD.
P.O. Box 1010
North Plains, Oregon   97133 USA
Telephone (503) 647-0110
Facsimile (503) 647-2272

PROXY STATEMENT AND INFORMATION CIRCULAR AS AT DECEMBER 10, 2008

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 12, 2009

In this Proxy Statement and Information Circular, all references to "$" are references to United States dollars and all references to "C$ are references to Canadian dollars. As at December 10, 2008, one Canadian dollar was equal to approximately $0.79586 in U.S. Currency.

This proxy statement and information circular (the “Information Circular”) is furnished in connection with the solicitation of proxies by the management of JEWETT-CAMERON TRADING COMPANY LTD. (the “Company” or "Jewett-Cameron") for use at the annual general meeting of shareholders of the Company (the “Meeting”) to be held at Suite 700 – 401 West Georgia Street, Vancouver, British Columbia, on Monday, January 12, 2009, at 10:00 a.m. (Vancouver time) and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.

Notice of the Meeting was provided to the securities commissions in each jurisdiction where the Company is a reporting issuer under applicable securities laws.

In this Information Circular, references to “the Company”, “we” and “our” refer to Jewett-Cameron Trading Company Ltd. “Common Shares” means common shares in the capital of the Company.  “Beneficial Shareholders” means shareholders who do not hold Common Shares in their own name and “intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders.

GENERAL PROXY INFORMATION

Solicitation of Proxies

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Information Circular, is estimated to be $10,000.

Appointment of Proxyholders

A shareholder entitled to vote at the Meeting may, by means of a proxy, appoint a proxyholder or one or more alternate proxyholders (an "Alternate Proxyholder"), who need not be shareholders, to attend and act at the Meeting for the shareholder on the shareholder’s behalf.

The individuals named in the accompanying form of proxy (the “Proxy”) are directors and/or officers of the Company (the “Management Designees”).  If you are a shareholder entitled to vote at the Meeting, you have the right to appoint a person, who need not be shareholder, to attend and act for you and on your behalf at the Meeting other than either of the Management Designees. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of proxy.

A proxy will not be valid unless the completed, signed and dated form of proxy is delivered to the office of Computershare Investor Services Inc., 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, or by telephone at 1-866-732-8683 or online at www.investorvote.com, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Revocation of Proxies

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by either:

(a)

executing a proxy bearing a later date; or

(b)

executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the shareholder’s authorized attorney in writing, or, if the shareholder is a company, under its corporate seal by an officer or attorney duly authorized, and by depositing the Proxy bearing a later date with Computershare Investor Services Inc., or at the address of the registered office of the Company at 700 - 401 West Georgia Street, Vancouver, British Columbia, V6B 5A1, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the date that precedes any reconvening thereof, or to the chair of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law; or

(c)

by the registered shareholder personally attending the Meeting and voting the registered shareholder’s Common Shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Exercise of Discretion

The Management Designees named in the Proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholder on any ballot that may be called for.  The Proxy will confer discretionary authority on the nominees named therein with respect to:

(a)

each matter or group of matters identified therein for which a choice is not specified other than the appointment of an auditor and the election of directors,

(b)

any amendment to or variation of any matter identified therein, and

(c)

any other matter that properly comes before the Meeting.

In respect of a matter for which a choice is not specified in the Proxy, the Management Designees will vote the Common Shares represented by the Proxy at their own discretion for the approval of such matter. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each Management Designee intends to vote thereon in accordance with the Management Designee’s best judgment.

Proxy Voting Options

If you are a registered shareholder, you may elect to submit a proxy in order to vote whether or not you are able to attend the Meeting in person.  In order to vote by mail, you must complete, date and sign the Proxy and return it to the Company’s transfer agent, Computershare Investor Services Inc., at 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, or by telephone at 1-866-732-8683 or online at www.investorvote.com, at any time up to and including 10:00 a.m. (Vancouver time) on January 8, 2009.

Advice to Beneficial Holders of Common Shares

The information set forth in this section is of significant importance to many shareholders of the Company, as a substantial number of shareholders do not hold Common Shares in their own name.  Beneficial Shareholders should note that only Proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting.

If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings unless the Beneficial Shareholders have waived the right to receive meeting material. Every intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting.

If you are a Beneficial Shareholder, the form of proxy supplied to you by your broker (or its agent) is similar to the form of Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary how to vote on your behalf. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Communications Solutions Canada (“Broadridge”) in the United States and in Canada.  Broadridge mails a voting instruction form in lieu of a proxy provided by the Company.  The voting instruction form will name the Management Designees to represent you at the Meeting.  You have the right to appoint a person (who need not be a shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting.  To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form.  The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting.  If you receive a voting instruction form from Broadridge, you cannot use it to vote Common Shares directly at the Meeting.  It must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted.

Although, as a Beneficial Shareholder, you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your broker (or agent of your broker), you may attend at the Meeting as proxyholder for your broker and vote the Common Shares in that capacity.  If you wish to attend at the Meeting and indirectly vote your Common Shares as proxyholder for your broker or have a person designated by you to do so, you should enter our own name, or the name of the person you wish to designate, in the blank space on the voting instrument form provided to you and return the same to your broker (or your broker’s agent) in accordance with the instructions provided by your broker (or agent), well in advance of the Meeting.

Alternatively, you may request in writing that your broker send you a legal Proxy which would enable you, or a person designed by you, to attend at the Meeting and vote your Common Shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors and the appointment of auditors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The board of directors (the “Board”) of the Company has fixed December 10, 2008, as the record date (the “Record Date”) for determination of persons entitled to receive notice of the Meeting.  Only shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Common Shares voted at the Meeting.

On December 10, 2008, there were 2,390,977 Common Shares issued and outstanding, each carrying the right to one vote. The Company has no other classes of voting securities.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control over Company shares carrying more than 10% of the outstanding voting rights are:

Name and Address of Beneficial Owner	Number of Shares(1)(2)	Approximate % of Total Issued
Donald M. Boone 12615 S.W. Parkway Portland, Oregon 97225 USA	560,281	23.43%
Jewett-Cameron Trading Co. Ltd. Employee Stock Ownership Plan and Trust P.O. Box 1010 North Plains, Oregon 97133 USA	419,968	17.56%

(1)

This information was supplied to the Company from insider reports and beneficial ownership reports filed with the SEC, and from the beneficial owners themselves.

(2)

The holdings represent registered and beneficial ownership, and for the purposes hereof, beneficial ownership is presumed where sole voting and dispositive power is declared without disclaiming ownership.

The following documents filed with the securities commissions or similar regulatory authority in British Columbia, Ontario and outside of Canada are specifically incorporated by reference into, and form an integral part of, this information Circular:

1.

audited financial statements for the year ended August 31, 2008;

2.

auditors report thereon; and

3.

management discussion and analysis for the year ended August 31, 2008.

Copies of documents incorporated by reference herein may be obtained by a shareholder upon request without charge from the Company at P.O. Box 1010, North Plains, Oregon, USA 97133, Attention: Terry Schumacher, Chief Financial Officer.  These documents are also available through the Internet on SEDAR, which can be accessed at www.sedar.com, and on EDGAR, which can be accessed at www.sec.gov.

VOTES NECESSARY TO PASS RESOLUTIONS

A simply majority of affirmative votes cast at the Meeting is required to pass the resolutions described herein.  If there are more nominees for election as directors or appointment of the Company’s auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled.  If the number of nominees for election or appointment is equal to the number of vacancies to be filled, all such nominees will be declared elected or appointed by acclamation.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting.

Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the fixing of the number of directors at four, "FOR" the election of each of the nominees to the Board named in this Information Circular, "FOR" the resolution to appoint Davidson & Company, Chartered Accountants as independent auditors of the Company for the financial year ending August 31, 2009 and "FOR" the approval of all acts, deeds and things done by, and proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year. It is not expected that any matters other than those referred to in this Information Circular will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

PROPOSAL 1
NUMBER OF DIRECTORS

The Board proposes to fix the number of directors of the Company at four. Under British Columbia corporate legislation, a public company is required to have a minimum of three directors. In addition, a public company is required to have an audit committee that must be composed of at least three members. Each audit committee member must be an independent director of the Company and financially literate. Accordingly, the Company has determined that fixing the number of directors at four is required to meet these requirements. Our articles permit the number of directors to be set by ordinary resolution of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT FOUR.

PROPOSAL 2
ELECTION OF DIRECTORS

The Board proposes that the following four nominees be elected as directors at the Meeting, each of whom will hold office until the conclusion of the next annual general meeting of the Company, or if no director is then elected, until a successor is elected: Donald M. Boone, Ralph E. Lodewick, Ted A. Sharp and Jeffrey G. Wade.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board anticipates that the four nominees will be available to serve as directors of Jewett-Cameron, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

The following table sets out the names of the management nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised:

Name, Residence and Present Position with the Company	Director Since	Committee Membership	Common Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised(1)	Principal Occupation(2)
DONALD M. BOONE Director, President, CEO & Treasurer 12615 S.W. Parkway Portland, Oregon 97225 USA	July 9, 1987	None	574,464(3)

Mr. Boone was appointed President, CEO and Treasurer of the Company on July 9, 1987. He has also served as President of MSI-Pro Company since 1996, President and Treasurer of Jewett-Cameron Seed Company since 2000 and President and Treasurer of Jewett-Cameron Lumber Corporation, since September 1984.

RALPH E. LODEWICK Director 5945 NW Sewell Road Hillsboro, Oregon 97124 USA	February 1, 2008	Audit Committee	1,500	Mr. Lodewick has been a director of the Company since February 2008. He is a retired businessman
TED A. SHARP Director 428 North Crystal Springs Ln. Keizer, Oregon 97303 USA	August 9, 2004	Audit Committee	3,500

Mr. Sharp has been a director of the Company since August 2004. Since August 2002, he has also been the Corporate Controller of Cherry City Electric of Salem, Oregon. Mr. Sharp is a Certified Public Accountant.

JEFFREY G. WADE Director 6501 SW Canby Street Portland, Oregon 97223 USA	March 9, 2007	Audit Committee	Nil	Mr. Wade was elected a director of the Company on March 9, 2007. He has been retired since 2000. He has been involved with project management and consulting for various U.S. companies since 2000.

Notes:

(1)

The number of shares beneficially owned by the above nominees for directors, directly or indirectly, is based on information furnished by Computershare Investor Services Inc., the registrar and transfer agent of the Company, by the nominees themselves or from insider reports available at www.sec.gov.

(2)

The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the respective nominees.

(3)

Of these shares, 560,281 shares are held by Mr. Boone directly and 14,183 shares have been allocated to Mr. Boone in the Company's Employee Stock Ownership Plan ("ESOP") as Mr.  Boone is the sole trustee of the ESOP.

All of the nominees listed above are residents of the United States of America.

To the knowledge of the Company, no proposed director is, or has, within the 10 years before the date of this Information Circular, been a director, chief executive officer or chief financial officer of any company that,

(a)

was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No proposed director of the Company was, as at the date of the Information Circular, or has been within 10 years before the date of the Information Circular, a director or executive officer of any company (including Jewett-Cameron Trading Company Ltd.) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed director of the Company has, within the 10 years before the date of the information circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

No proposed director of the Company has been subject to any penalties or sanctions imposed by a court (i) relating to securities legislation or by a security regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) that is material for the purposes of electing the directors.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of December 10, 2008 by:

(i)

each director of the Company;

(ii)

each of the Named Executive Officers of the Company; and

(iii)

all directors and executive officers as a group.

Except as noted below, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
DONALD M. BOONE Director, President, CEO & Treasurer 12615 S.W. Parkway Portland, Oregon 97225 USA	574,464(2)	24.03%
RALPH E. LODEWICK Director 5945 NW Sewell Road Hillsboro, Oregon 97124 USA	1,500	0.06%
MICHAEL L. NASSER Corporate Secretary 3150 SW 72nd Street Portland, Oregon 97225 USA	227,184	9.50%
TERRY D. SCHUMACHER CFO 7937 SW Mayo Street Portland, Oregon 97223 USA	Nil	0%

#

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
TED A. SHARP Director 428 North Crystal Springs Ln. Keizer, Oregon 97303 USA	3,500	0.15%
JEFFREY G. WADE Director 6501 SW Canby Street Portland, Oregon 97223 USA	Nil	0%
All officers and directors (6 persons)	806,648	33.74%

(1)

Based on information obtained from publicly filed insider reports, and from the Company.

(2)

Of these shares, 560,281 shares are held by Mr. Boone directly and 14,183 shares have been allocated to Mr. Boone in the ESOP as Mr.  Boone is the sole trustee of the ESOP

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on a review of Forms 3 and 4, furnished to it during its most recent fiscal year, and Form 5, furnished to it with respect to such year, the Company believes that during the year ended August 31, 2008, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board and the Executive Officers of Jewett-Cameron as of the Record Date:

Name	Age	Position	Position Held Since
Donald M. Boone	68	Director President Chief Executive Officer Treasurer	July 1987 July 1987 July 1987 July 1987
Ralph E. Lodewick	73	Director	February 2008
Michael C. Nasser	62	Corporate Secretary	July 1987
Terry D. Schumacher	63	Chief Financial Officer	April 2007
Ted A. Sharp	60	Director	September 2004
Jeffrey G. Wade	67	Director	March 2007

All of the officers and directors identified above have consented to act as officers and/or directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended August 31, 2008, the Board held eight directors’ meetings. All other matters which required board approval were consented to in writing by all of the Company’s directors.

Audit Committee

The Board has established an Audit Committee. The Board has no standing nominating committee. The Audit Committee is responsible to the full Board. The functions performed by the Audit Committee are summarized below:

The Audit Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangement for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; reviewing and monitoring the Company's policies relating to ethics and conflicts of interests and discussing with management and the independent accountants the draft annual and quarterly financial statements and key accounting and/or reporting matters.

The Company has adopted a charter (the “Charter”) of the Audit Committee of the Board, which is attached as Schedule “A” to this Information Circular.

The Audit Committee is comprised of three directors, all of whom are independent directors: Ralph E. Lodewick, Ted A. Sharp and Jeffrey G. Wade. All members of the Audit Committee must meet the "independence" tests under National Instrument 52-110. Each member of the Audit Committee is financial literate within the meaning of National Instrument 52-110.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended August 31, 2008; (2) received a report from Davidson & Company, Chartered Accountants, our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended August 31, 2008, filed with the SEC.

The Company does not have any other committees.

DIRECTORS' COMPENSATION

The Company paid the following cash consideration to certain directors of the Company for director's services during the financial year ended August 31, 2008: Ted A. Sharp, $2,000 and Jeffrey G. Wade, $1,500. The Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors, except for the granting from time to time of incentive stock options in accordance with the policies of the Toronto Stock Exchange (the "TSX"). The Company granted no incentive stock options to directors, including directors who are NEOs (as defined herein), during the financial year ended August 31, 2008.

EXECUTIVE COMPENSATION

Summary Compensation Table

In this section "Named Executive Officer" means the Chief Executive Officer, the Chief Financial Officer, and each of the three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of the most recently completed fiscal year and whose total salary and bonus exceeds C$150,000 as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an officer of the Company at the end of the most recently completed financial year end.

Donald M. Boone, the Company’s President, CEO and Treasurer, Terry Schumacher, the Company's CFO, Daniel R. McDonell, the Company’s former CFO, and Michael C. Nasser, the Company’s Secretary, are the “Named Executive Officers” of the Company for the purposes of the following disclosure.  The compensation paid to the Named Executive Officers during the Company’s three most recently completed financial years is as set out below:

Named Principal Position	Year	Annual Compensation			Long Term Compensation			All Other Compen- sation ($)
		Salary (US$)	Bonus (US$)	Other Annual Compen-sation ($)	Securities Under Option/ SARs Granted ($)	Restricted Shares/ Units Awarded ($)	LTIP Pay-outs ($)
Donald M. Boone President, CEO & Treasurer	2008 2007 2006	$36,000 $36,000 $36,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$3,420(2) $3,384(2) $3,600(2)
Terry D. Schumacher(1) CFO	2008 2007 2006	$84,000 $32,200 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$6,090(3) Nil Nil
Daniel R. McDonell(1) Former CFO	2008 2007 2006	Nil $51,908 $21,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Michael C. Nasser Secretary	2008 2007 2006	$177,000 $177,000 $177,000	$92,950 $54,250 $54,225	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$9,500(4) $9,400(4) $10,000(4)

(1)

Daniel R. McDonell served as CFO from June 5, 2006 to April 12, 2007. Terry D. Schumacher was appointed CFO on April 12, 2007.

(2)

The amount includes, for 2008, $2,340 compensation expense credited to Mr. Boone pursuant to the Employee Stock Ownership Plan (the "ESOP Compensation Expense") and $1,080 in contributions to the Company's 401(k) Plan; for 2007, $2,304 in ESOP Compensation Expense (representing 252 shares allocated to Mr. Boone in the ESOP) and $1,080 in 401(k) contributions; and in 2006, $2,520 in ESOP Compensation Expense (representing 347 shares allocated to Mr. Boone in the ESOP) and $1,080 in 401(k) contributions.

(3)

This amount includes $5,460  ESOP Compensation Expense and $603 in 401(k) contributions

(4)

The amount includes, for 2008, $6,500 ESOP Compensation Expense and $3,000 in contributions to the Company's 401(k) Plan; for 2007, $6,400 ESOP Compensation Expense (representing 699 shares allocated to Mr. Nasser in the ESOP) and $3,000 in 401(k) contributions; and in 2006, $7,000 ESOP Compensation Expense (representing 964 shares allocated to Mr. Nasser in the ESOP) and $3,000 in 401(k) contributions.

There was no other compensation paid to the executive officers during the most recently completed fiscal year ended August 31, 2008.

LONG-TERM INCENTIVE PLANS – AWARDS IN MOST RECENTLY COMPLETED FISCAL YEAR

A “Long-Term Incentive Plan” is a plan providing compensation intended to motivate performance over a period of greater than one financial year, other than a plan for options, stock appreciation rights or compensation through shares or units that are subject to restrictions on resale.

The Company has no Long-Term Incentive Plan in place and therefore there were no awards made under any long-term incentive plan to the Named Executive Officers during the Company’s most recently completed financial year.

#

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The Board has approved the issuance of stock options to our employees, directors, officers and consultants in accordance with the policies of the TSX. There is no formal written stock option plan for these stock options. Shareholder approval was given, two years ago, approving the granting of incentive stock options to directors, officers and employees of the Company pursuant to individual stock option agreements. During the fiscal year ended August 31, 2008, Jewett-Cameron granted no stock options to the Company’s Named Executive Officers.

Individual stock options (not granted pursuant to a plan) for up to 10% of the number of the issued and outstanding Common Shares may be granted from time to time, provided that stock options in favour of any one individual may not exceed 5% of the issued and outstanding Common Shares.

Stock appreciation rights (“SARS”) means a right, granted by the Company or any of its subsidiaries as compensation for services rendered or in connection with office or employment, to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of the Company’s shares.  No SARS were granted to, or exercised by, any Named Executive Officers or any directors during the most recently completed fiscal year.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

No incentive stock options or SARS were exercised by the Name Executive Officers during the most recently completed financial year. During this period, no outstanding stock options or SARS were held by Named Executive Officers.

OPTION AND SAR REPRICINGS

No options or SARS held by Named Executive Officers were repriced during the Company’s fiscal year ended August 31, 2008.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

There are no employment contracts between the Company and any Named Executive Officer.

There are no compensatory plan(s), contract(s) or arrangement(s), where any Named Executive Officer is entitled to receive more than C$100,000 from the Company, including periodic payments or instalments, resulting from the resignation, retirement or any other termination of employment of a Named Executive Officer's employment or from a change of control of the Company or from a change of a Named Executive Officer's responsibilities following a change in control.

PENSION ARRANGEMENTS

The Company does not have any pension arrangements in place for the Named Executive Officer.

There are no compensatory plan(s), contract(s) or arrangement(s), where any Named Executive Officer is entitled to receive more than C$100,000 from the Company, including periodic payments or instalments, resulting from the resignation, retirement or any other termination of employment of a Named Executive Officer's employment or from a change of control of the Company or from a change of a Named Executive Officer's responsibilities following a change in control.

REPORT ON EXECUTIVE COMPENSATION

The Company has no Compensation Committee and the entire board of directors (the "Board") performs equivalent functions.  As at the end of the fiscal year on August 31, 2008, the Board of directors was comprised of Donald M. Boone, Ralph E. Lodewick Ted A. Sharp and Jeffrey G. Wade.  As disclosed above, Donald M. Boone is also the President, CEO and Treasurer of the Company, and thus does not vote on any compensation from the Company to himself.

As in prior years, judgments regarding executive compensation for fiscal 2008 were based primarily upon the Board's assessment of each executive officer’s leadership performance and potential to enhance long-term shareowner value.  The Board relies upon judgment and not upon rigid guidelines or formulas or short-term changes in the share price in determining the amount and mix of compensation elements for each executive officer.

Key factors affecting the Board's judgment included the nature and scope of the executive officers’ responsibilities, their effectiveness in leading the Company's initiatives to increase customer value, productivity, growth, compliance with applicable law and the Company's ethics policies.

Based upon all the factors the Board considered relevant, and in light of the Company's strong financial and operating performance, the Board believes it was in the shareholders’ best long-term interest for the Company to ensure that the overall level of salary is commensurate with overall performance.

The Board's decisions concerning the specific 2008 compensation elements for individual executive officers, including the Chief Executive Officer, considered each executive officers level of responsibility, performance and current salary. As noted above, in all cases the specific decisions involving 2008 executive officer compensation were ultimately based upon the Board's judgment about the individual executive officer’s performance and potential future contributions; and about whether each particular payment or award would provide an appropriate incentive and reward for performance that sustains and enhances long-term shareowner value.

The Board's basis for Mr. Boone’s compensation as President, CEO and Treasurer was set many years ago. His compensation has remained unchanged at his request and remains below competitive rates paid similar executives.

Submitted by the Board of Directors:
Donald M. Boone
Ralph E. Lodewick
Ted A. Sharp
Jeffrey G. Wade

PERFORMANCE GRAPH

The Company is listed on both the NASDAQ Capital Market (U.S.) and the Toronto Stock Exchange under the symbols JCTCF and JCT, respectively.  The following graph compares the yearly percentage change in the Company’s cumulative total stockholder return on its Common Shares with the cumulative total return on the S&P 500 Index (the “S&P 500”)and the S&P/TSX Composite Index (the “S&P/TSX Index”) over the period from the August 31, 2004 through August 31, 2008.  The graph illustrates the cumulative return on a $100 investment in Common Shares made on August 31, 2004 as compared with the cumulative return on a $100 investment in the S&P 500 and the S&P/TSX Index made on August 31, 2004.  Dividends declared on Common Shares are assumed to be reinvested.  The Common Share performance as set out in the graph does not necessarily indicate future price performance.

	2004	2005	2006	2007	2008
JCTCF	100	150	182	153	122
S&P 500	100	111	118	133	116

	2004	2005	2006	2007	2008
JCT	100	142	161	125	101
S&P/TSE	100	127	144	163	164

COMPENSATION OF DIRECTORS

Except as set out above, no director of the Company who is not a Named Executive Officer has received, during the most recently completed financial year, compensation pursuant to:

(a)

any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;

(b)

any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors except for the granting of stock options; or

(c)

any arrangement for the compensation of directors for services as consultants or experts.

As disclosed above, the Company may grant incentive stock options to directors of the Company from time to time.  During the most recently completed financial year, the Company granted no stock options to directors of the Company.

As at December 10, 2008, no stock options were outstanding.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Ownership Plan

Effective August 31, 1995, the Company established an Employee Stock Ownership Plan (the "ESOP") pursuant to the Employee Retirement Income Security Act of 1974 (United States) for the benefit of all U.S. employees who were employed by the Company on August 31, 1995 and who had at least 1,000 hours with the Company during fiscal 1995.  The establishment of the ESOP resulted in the Company forming a trust, which purchased from the Company's treasury 202,500 Common Shares at a price of C$2.22 per share on August 31, 1995.

The ESOP covers all U.S. employees who are employed by the Company on August 31 of each year and who have at least one thousand hours with the Company in the twelve months preceding that date.  The ESOP grants to participants in the ESOP certain ownership rights in, but not possession of, the Common Shares of the Company held by the Trustee of the Plan.  The Company’s CEO is the Trustee for the ESOP. Common Shares may be allocated annually to participants in the ESOP pursuant to a prescribed formula. The amount of Common Shares allocated to each employee is equal to the employee's portion of the Company's overall payroll expressed in percentage terms. There are no un-funded liabilities.

During the twelve months ended August 31 of each year the Trustee for the ESOP may purchase the number of Common Shares allocated to the ESOP for that particular financial year, at his discretion, either through the facilities of the open market or from treasury.

On February 17, 2003, shareholders approved the issuance of up to 225,000 common shares from treasury to the ESOP.

The ESOP compensation expense for the following five financial years ended August 31 was:

2004	2005	2006	2007	2008
$143,220	$182,141	$123,786	$148,132	$158,700

The ESOP shares allocated for the following five financial years ended August 31 were:

2004	2005	2006	2007	2008
408,134	400,985	423,228	388,722	419,968

The Named Executive Officers are participants in the ESOP.  As at the fiscal year-end of August 31, 2008, no Common Shares were credited to Mr. Boone's, or Mr. Nasser's or Mr. Schumacher's accounts with the ESOP. As at the fiscal year-end of August 31, 2008, $2,340 was credited to Mr. Boone's account, $6,500 to Mr. Nasser's account and $5,460 to Mr. Schumacher's account.  Mr. McDonell was not eligible to participate in the ESOP.

The following table sets out equity compensation plan information as at the year ended August 31, 2008:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (Excluding securities reflected to in column (A)) (C)
Equity compensation plans approved by shareholders	419,968(1)	$7.34(2)	197,815(3)
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	419,968		197,815

(1)

419,968 Common Shares were allocated to the ESOP as of August 31, 2008, of which 190,283 Common Shares were purchased in the open market and 229,685 Common Shares were issued from treasury.

(2)

Since the shares allocated to the ESOP are not exercisable options, the weighted-average exercise price for the Common Shares allocated to the ESOP during the fiscal year ended August 31 is not applicable. For the purposes of this table, the price used in this column is closing price of the Company's shares on August 31, 2008.

(3)

This number represents 225,000 Common Shares approved by the shareholders of the Company on February 17, 2003 from treasury less the 27,185 issued to the ESOP since that date.

401(k) Plan

The Company has a 401(k) plan (the "401(k) Plan"), the terms of which call for the Company to contribute 3% of the first $100,000 of each of its employee’s income to the 401(k) Plan.

The Company’s aggregate contribution to the 401(k) Plan for the following five financial years each ended August 31, was:

2004	2005	2006	2007	2008
$68,142	$64,863	$67,113	$72,753	$73,895

There are no un-funded liabilities.

The contributions for the following Named Executive Officers for the following five financial years ended August 31 were:

Name	2004	2005	2006	2007	2008
Donald M. Boone	$1,080	$1,080	$1,080	$1,080	$1,080
Michael C. Nasser	$3,000	$3,000	$3,000	$3,000	$3,000
Terry D. Schumacher	Nil	Nil	Nil	Nil	$630

Mr. McDonell was not eligible to participate in the 401(k) Plan.

MANAGEMENT CONTRACTS

There are no management functions of the Company which are to any substantial degree performed by a person or company other than the directors or executive officers of the Company or its subsidiaries.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

Except as set out below, no director, executive officer, employee or former director, executive officer or employee of the Company was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company.

An employee, other than a director or executive officer, is indebted to two subsidiaries of the Company in the aggregate amount of $41,500. The indebtedness is not related to the purchase of securities.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To the knowledge of management of the Company, no insider or nominee for election as a director of the Company nor any associate or affiliate of any insider or nominee for election as a director had any material interest in any transaction since the commencement of the Company's most recently completed financial year or in any proposed transaction which, in either case, has materially affected or would materially affect the Company or any of its subsidiaries.

REPORT OF CORPORATE GOVERNANCE

Effective June 30, 2005, the securities regulatory authorities in Canada adopted National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101") and National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”). NP 58-201 contains a series of guidelines for effective corporate governance. The guidelines deal with such matters as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members and other items dealing with sound corporate governance. These new guidelines have replaced the guidelines provided by the Toronto Stock Exchange.

The Company is also subject to the requirements of the U.S. Sarbanes-Oxley Act and requirements of Nasdaq and comparable requirements under Canadian provincial securities legislation, including those relating to the certification of financial and other information by the Company’s chief executive officer and chief financial officer; oversight of the Company’s external auditors; enhanced independence criteria for audit committee members, the pre-approval of permissible non-audit services to be performed by the Company’s external auditors; and the establishment of procedures for the anonymous submission of complaints regarding the Company’s accounting practices (commonly known as whistle blower procedures). The Company has established a whistleblower program which was adopted by the Board on April 10, 2008. Details of the program are posted on the Company's website.

The Company's Board believes that sound corporate governance practices are essential to the effective, efficient and prudent operation of the Company and to the enhancement of shareholder value. Frequency of meetings may be increased and the nature of the agenda items may be changed depending on the state of the Company’s affairs and in light of opportunities and risks which the Company faces. The directors are kept informed of the Company’s operations at these meetings as well as through reports and discussions with management.

Pursuant to the requirements of NI 58-101, the Company is now required to provide disclosure in this Management Information Circular of its corporate governance practices in accordance with Form 58-101F1 which follows.

Board of Directors

The majority of the members of the Company’s Board is independent within the meaning of NI 58-201.  Mr. Lodewick , Mr. Sharp and Mr. Wade are independent. The Board facilitates open and candid discussion among its independent directors by encouraging active participation in Board discussions and prompting them for their input on all issues brought before the Board.

Mr. Boone acts as the Chair of the Board.  Mr. Boone is not independent as he is also an officer of the Company. As Chair, Mr. Boone is responsible for chairing all meetings and providing leadership to the Board, managing the Board, acting as a liaison between the Board and management and representing the Company to external groups.

The Board provides leadership for its independent directors by ensuring that they understand their responsibilities and those of management and by encouraging the Board to work as a cohesive team.

None of the directors of the Company are directors of any other reporting issuers.

The following table summaries the attendance record of each director for each meeting of the directors from December 29, 2007 until December 10, 2008:

Name	Number of Meetings Attended	Percentage of Meetings(1)
Donald M. Boone	8	100%
Richard Y. Cheong	0	0%
Ralph E. Lodewick	7	88%
Ted A. Sharp	8	100%
Jeffrey G. Wade	5	63%

(1) The percentage of meetings attended is calculated based on the number of meetings held during the period in which the individual was a director.
(2) Mr. Cheong's term as a director ended on February 1, 2008.
(3) Mr. Lodewick  was elected director on February 1, 2008.

The Board also passed written resolutions on four occasions during the past fiscal year signed by all of the directors.

Board Mandate

The Board does not have a written mandate. The Board is responsible for the general supervision of the management of the business. The Board will discharge its responsibilities directly and through a committee, currently consisting of the Audit Committee. The Board meets to review the business operations, corporate governance and financial results of the Company.

Position Descriptions

The Board has not developed written position descriptions for the Chair of the Board and the Chief Executive Officer.  The Chair of the Board chairs all meetings of the directors and shareholders, sets the agenda for directors meetings, and initiates the calling of directors meetings and acts as a liaison between the Board and other members of management.  The Chief Executive Officer’s primary role is to manage the Company in an effective, efficient and forward-looking way and to fulfill the priorities, goals and objectives determined by the Board in the context of the Company's plans, and responsibilities, with a view to increasing shareholder value. The Chief Executive Officer is responsible to the Board.

The Board has not adopted position descriptions for the chair of the Audit Committee. However, the chair of the committee is responsible on an informal basis for ensuring that an agenda is set for each applicable meeting held and that such committee properly discharges its mandate.

Orientation and Continuing Education

The Board is responsible for establishing measures in connection with orienting new Board members regarding the role of the Board, its directors, the committee of the Board and the nature and operation of the Company’s business. The Board will consider making recommendations from time to time regarding the provision of continuing education for its Board members.

Code of Business Conduct and Ethics

The Company and the Board are committed to maintaining the highest standards of business conduct and ethics. The Board has adopted a code of business conduct and ethics for its directors and officers, reflecting the business practices and principles of behaviour that support this commitment and in respect of which it monitors compliance. It is available on the Company's website. A copy of the Code is also available on request from the Company’s head office. There have been no material deviations from the Code requiring the filing of a material change report since its implementation.

Nomination of directors

The Board is comprised of a majority of independent directors and is responsible for, among other things, identifying new candidates for nomination to the Board.  The Board analyzes the needs of the Board when a vacancy arises and identifies and recommends candidates.  In order to encourage an objective nomination process, the Board may from time to time seek outside assistance.

Compensation

The Company does not have a compensation committee of the Board.  The Board as a whole is responsible for, among other things, making recommendations regarding appropriate compensation for the Company’s directors and executive officers. The process by which the Board determines executive compensation is set out under "Report of Executive Compensation".  Mr. Boone excuses himself from all discussions regarding executive compensation payable to the Chief Executive Officer. The Company paid the following cash consideration to certain directors of the Company for director's services during the financial year ended August 31, 2008: Ted A. Sharp, $2,000 and Jeffrey G. Wade, $1,500. The Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors, except for the granting from time to time of incentive stock options in accordance with the policies of the Toronto Stock Exchange (the "TSX"). The Company granted no incentive stock options to directors, including directors who are NEOs (as defined herein), during the financial year ended August 31, 2008.

Board Assessments

The Chair of the Board will provide oversight of the evaluation of the Board, and its committees. The Chair will receive comments from all directors and report to the Board, as needed. All directors are free to make suggestions on improvement of the Board’s practice at any time and are encouraged to do so.

The Chair of the Board will be responsible for reviewing, on an annual basis, the requisite skills and characteristics of prospective Board members as well as the composition of the Board as a whole.

Audit Committee

The Audit Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangements for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; reviewing and monitoring the Company's policies relating to ethics and conflicts of interests; and discussing with management and the independent accountants the draft annual and quarterly financial statements and key accounting and/or reporting matters.

The Audit Committee is comprised of three directors, all of whom are independent directors: Ted A. Sharp (Chair), Ralph E. Lodewick and Jeffrey G. Wade.  All members of the Audit Committee must meet the “independence” tests under National Instrument 52-110. Each member of the Audit Committee is financially literate within the meaning of National Instrument 52-110.

The Company does not have any other committees.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Davidson & Company, Chartered Accountants, of 1270 – 609 Granville Street, Vancouver, British Columbia, will be nominated at the Meeting for reappointment as auditor of the Company at remuneration to be fixed by the directors.  Davidson & Company were first appointed as auditors for the Company on July 9, 1987.

During fiscal 2008 and 2007 the Company paid the following fees to Davidson & Company for audit services and non-audit services:

Fees	2007	2008
Audit fees(1)	$131,389	$144,851
Audit related fees	Nil	Nil
Tax fees	$6,400	$4,000
All other fees(2)	$31,307	$33,220

(1)

Such fees were for professional services rendered for the audits of the Company’s consolidated financial statements.

(2)

Such fees for both periods were for professional services rendered for review of financial information included in the Company's quarterly reports on Form 10-Q and fees related to continuous disclosure filings.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY, CHARTERED ACCOUNTANTS, AS JEWETT-CAMERON'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2009 AND TO AUTHORIZE THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS.

PROPOSAL 4
RATIFICATION OF ACTS AND DEEDS OF DIRECTORS

Shareholders will be requested to confirm, ratify and approve all acts, deeds and things done by, and the proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF ALL ACTS, DEEDS AND THINGS DONE BY, AND PROCEEDINGS OF, THE DIRECTORS AND OFFICERS OF THE COMPANY ON BEHALF OF THE COMPANY DURING THE PRECEDING YEAR.

OTHER MATTERS

Jewett-Cameron knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Owners who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This form is instead of a proxy. By returning the VIF in accordance with the instructions noted on it, a Non-Registered Holder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Non-Registered Holders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Holders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his/her behalf, the Non-Registered holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or his/her nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Information Circular and proxy card for the 2010 Meeting of Shareholders must be received by the Secretary of Jewett-Cameron by August 31, 2009, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act.

ANNUAL REPORT ON FORM 10-K

A COPY OF JEWETT-CAMERON'S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED AUGUST 31, 2008 ACCOMPANIES THIS INFORMATION CIRCULAR. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, JEWETT-CAMERON TRADING COMPANY LTD. AT PO BOX 1010, OREGON 97133, ATTENTION: TERRY SCHUMACHER, CHIEF FINANCIAL OFFICER.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR at www.sedar.com or EDGAR at www.sec.gov.

Financial information on the Company is provided in the Company's comparative financial statements and management discussion and analysis for the most recently completed financial year ended August 31, 2008.  Copies of the Company's financial statements and management discussion and analysis may be obtained upon request from the Company, PO Box 1010, North Plains, Oregon 97133, or on SEDAR at www.sedar.com or EDGAR at www.sec.gov.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 16th day of December, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

"

/s/ Donald M. Boone
Donald M. Boone
President/CEO/Treasurer

#

- # -

SCHEDULE "A"

JEWETT-CAMERON TRADING COMPANY LTD.
(the "Company")

AUDIT COMMITTEE CHARTER

Purpose of the Committee

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company is to provide an open avenue of communication between management, the Company’s independent auditors and the Board and to assist the Board in its oversight of:

(a)

the integrity, adequacy and timeliness of the Company’s financial reporting and disclosure practices;

(b)

the Company’s compliance with legal and regulatory requirements related to financial reporting; and

(c)

the independence and performance of the Company’s independent auditors.

The Committee shall also perform any other activities consistent with this Charter, the Company’s Articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at lease three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion.  The members of the Committee shall elect a Chair from among their number.  A majority of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company.  The quorum for a meeting of the Committee is a majority of the members who are not officers or employees of the Company or of an affiliate of the Company.  With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles (“GAAP”).  Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditors’ responsibility is to audit the Company’s financial statements and provide their opinion, based on their audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditors to be nominated for the purpose of auditing the Company’s financial statements, preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditors.  The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditors.  The independent auditors shall report directly to the Committee.

Authority and Responsibilities

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.

Review the appointments of the Company’s Chief Financial Officer and any other key financial executives involved in the financial reporting process.

2.

Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

3.

Review with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.

Review with management and the independent auditors the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.

Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.

Review the Company’s financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.

Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditors’ judgment about the quality and appropriateness of the Company’s accounting policies.  This review may include discussions with the independent auditors without the presence of management.

8.

Review with management and the independent auditors significant related party transactions and potential conflicts of interest.

9.

Pre-approve all non-audit services to be provided to the Company by the independent auditors.

10.

Monitor the independence of the independent auditors by reviewing all relationships between the independent auditors and the Company and all non-audit work performed for the Company by the independent auditors.

11.

Establish and review the Company’s procedures for the:

(a)

receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and

(b)

confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.

Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.

Perform such other functions and exercise such other powers as are prescribed form time to time for the audit committee of a reporting company in Parts 2 and 4 of National Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (Canada) and the Articles of the Company.